                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Arizona Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Arizona Municipals Fund) on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Arizona Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Arizona Municipals Fund)

Date: September 23, 2003
      ------------------

/s/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Colorado Municipals Fund]), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Colorado Municipals Fund on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Colorado Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Colorado Municipals Fund)

Date: September 23, 2003

/s/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Connecticut Municipals Fund]), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Connecticut Municipals Fund on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Connecticut Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Connecticut Municipals
Fund)

Date: September 23, 2003
      ------------------

 /s/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Michigan Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Michigan Municipals Fund) on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Michigan Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Michigan Municipals Fund)

Date: September 23, 2003
      ------------------

/s/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Minnesota Municipals Fund]), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Minnesota Municipals Fund on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Minnesota Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Minnesota Municipals
Fund)

Date: September 23, 2003

/s/ James L. O'Connor
----------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance New Jersey Municipals Fund]), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance New Jersey Municipals Fund on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New Jersey Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance New Jersey Municipals
Fund)

Date: September 23, 2003

/s/ James L. O'Connor
-----------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
-----------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of EATON VANCE MUNICIPALS TRUST (the "Trust") (on behalf of Eaton Vance Pennsylvania Municipals Fund), that:

  (a) the Annual Report of the Trust (on behalf of Eaton Vance Pennsylvania Municipals Fund) on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Pennsylvania Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.


Eaton Vance Municipals Trust (On behalf of Eaton Vance Pennsylvania Municipals
Fund)

Date: September 23, 2003
      ------------------

/s/ James L. O'Connor
---------------------------
James L. O'Connor
Treasurer

Date: September 23, 2003
      ------------------

/s/ Thomas J. Fetter
---------------------------
Thomas J. Fetter
President